ASSIGNMENT AND BILL OF SALE

KNOW ALL PERSONS BY THESE PRESENTS, that for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the amount 10,000,000 common shares of Kibush Capital Corporation. Five Arrows Limited ("Transferor"), located at Suite 201, Rogers Office Building, Edward Wallace Rey Drive, George Hill, Anguilla, hereby sells, exchanges, transfers, conveys and assigns unto Kibush Capital Corporation, its successors and assigns, ("Transferee"), located at c/- David Lubin & Associates 10 Union Ave, Suite 5, Lynbrook NY 11563, all of Transferor's right, title and interest in and to those certain items of personal property described in Exhibit A, attached hereto and incorporated herein ("Transferred Property").

TO HAVE AND TO HOLD the same unto Transferee, its successors or assigns, forever, and Transferor does hereby covenant and agree that it will from time to time, if requested by Transferee, its successors and assigns, do, execute, acknowledge and deliver, or will cause to be done, executed and delivered to Transferee or its successors or assigns, such and all further acts, transfers, assignments, deeds, powers and assurances of title, and additional papers and instruments, and cause to be done all acts or things as often as may be proper or necessary for better assuring, conveying, transferring and assigning all the Transferred Property hereby conveyed, transferred or assigned, and effectively to carry out the intent hereof, and to vest in the entire right, title and interest of Transferor in and to all of the said Transferred Property, and Transferor will warrant and defend the same to Transferee, its successors and assigns, forever against all claims or demands whatsoever.

Transferor warrants and represents that Transferor is the sole owner of the Transferred Property and that the Transferred Property is free and clear of all liens, encumbrances, security interests and any claims to title.

This Assignment and Bill of Sale may be relied upon as conclusive proof that each and all of the Transferred Property have been transferred to Transferee.

The parties hereto acknowledge and agree that this Assignment and Bill of Sale has prepared, negotiated, and shall be construed in accordance with the laws of the State of California.

In the event any action or proceeding is brought by either party thereto against the other party by reason of breach or enforcement of this Assignment and Bill of Sale, the prevailing party shall be entitled to have and recover from the other party all costs and expenses, including reasonable attorneys' fees. Any action or proceeding relating to or arising out of this Assignment and Bill of Sale shall be filed, in the Superior Court of the State of New York.

IN WITNESS WHEREOF, Transferor and Transferee have executed this instrument this ____ day of September 2013.

FIVE ARROWS LIMITED
[Transferor]

____
By: Richard N. Wilson, CEO

Kibush Capital Corporation.
[Transferee]

_______________________________ 2/9/13.
By: Warren Sheppard, CEO

Memorandum of Understanding

This Memorandum of Understanding (MOU) is made the 7 day of SEPT 2013.

PARTIES:

Between:

INSTACASH PTY LTD AS TRUSTEE FOR THE INSTACASH TRUST of 3/48 McRae Street Dandenong Victoria Australia. 3175 (**"IC"**);

And:

FIVE ARROWS LIMITED Suite 201, Rogers Office Building, Edward Wallace Rey Drive, George Hill, Anguilla (**"5A"**)

Each of IC and 5A are also referred to singularly as "Party" and collectively as "Parties".

RECITALS:

A. IC is a trust registered in Victoria Australia, and undertakes the business of money lending via a registered/licensed person (Charmaine Lynn Rose). The business operates from 2 existing retail outlets in Dandenong and Traralgon. The trust has identified a need for additional funding to further the business plans and to develop the business given the new credit laws applicable in Australia for such lending.

B. 5A is an entity registered in Anguila is engaged primarily in investments in South Africa, Australia and elsewhere.

C. It is acknowledged that it is the Parties' mutual desire to develop a strategic and commercial relationship to undertake the development of the business by way of an equity position and providing loans to the business.

NOW THEREFORE the understandings and commitments of the Parties are set out as follows:

1. PURPOSE

This MOU shall serve as a framework for setting out the Parties' intentions:

(a) To enter into binding equity and loan agreements ("Agreement") containing detailed terms and conditions with respect to the take up of Equity within the Trust or other agreed Corporate Structures to further the business. The equity to be $500,000 to represent 80% of the issued equity/units and a further loan made available of $500,000 at a market interest rate. IC then to repay $200,000 to Boris Ivancic and Charmaine Lynn Rose over 6 monthly instalments.

(b) To relieve Boris Ivancic and Charmaine Rose of personal guarantees where possible and where both parties agree.

2. RELATIONS AND RESPONSIBILITIES OF THE PARTIES

2.1 Guarantees and Statements

(a) 5A guarantees and assures that it has the financial capability to undertake the Equity and Loan financing and has access to technical expertise which may be required in the course of the implementation of the Project and further, that its financial resources have been and will be obtained from reputable sources.

(b) IC guarantees and assures that it has access to expertise, has the required licences and can compliance with the financial rules and regulations covering the business and industry.

2.2. Strategic partnership

For the purpose of this MOU, "Strategic Partnership" means the conclusion of the final documentation of the Parties agreement relating to the take up of units/shares and financing requirements.

4. DUE DILIGENCE

4.1 It is understood that IC and 5A have conducted their respective over the past months and do not need further time to complete.

4.2 Further to Clause 5(b), the Parties will proceed to enter into relevant definitive agreements.

5. DEFINITIVE DOCUMENTS

5.1 Promptly after the signing of this MOU and subject to Clause 4 above, the Parties will conduct negotiations in good faith to enter into mutually agreeable

agreements which shall include but not be limited to financing agreement, and also other agreements and documentations, which define the rights and obligations of the Parties.

5.2 The Parties finalise and execute the relevant definitive agreements by 30th September 2013.

5.3 Except for a transfer to an Affiliate, no Party shall have a right to transfer or assign its rights and obligations under this MOU to any third party without prior written consent from the other Parties. The Parties shall have preferential right or the right of first refusal in relation to potential assignment.

6. CONFIDENTIALITY

6.1 All Confidential Information disclosed by the Parties to each other for purposes of this MOU, or during the course of conducting due diligence or in pursuance of other commercial strategic investment proposals shall be kept in the strictest confidence and shall only be disclosed to either Party's Board of Directors and employees, professional advisors, regulatory authorities, funding sources and financial institutions where necessary or as required by any applicable law and always on a "*need to know basis*".

6.2 No Party shall disclose any Confidential Information for any other purpose, other than for the purposes stated in this Agreement and each Party agrees to keep confidential and not to disclose to any person any Confidential Information without the other Partys' consent.

6.3 During the term of this MOU and for a period of three (3) years after the termination or expiration of this MOU, all information made available by a Party to the other Party under this MOU shall be strictly confidential.

6.4 Without prejudice to any other rights of the disclosing Party, the Parties agree that damages may not be an adequate remedy for any use or disclosure of Information by the recipient Party in breach of this Agreement and that any Party may seek an injunction, specific performance or other equitable relief for any actual or threatened breach of this Agreement in any court of competent jurisdiction.

7. COSTS

Unless otherwise agreed in writing between the Parties, each Party shall bear its own costs and expenses of participation in the financing and in carrying out the work and all other related purposes under this MOU.

8. LEGAL RELATIONS

8.1 The purpose of this MOU is to set forth the general outline of the terms and conditions of the proposed cooperation by and among the Parties and is not intended to be legally binding nor to create any legal obligation upon any Party other than as set out in Clauses 8 (b) and (c) below; provided however, Clause 5, 6, and 7 shall be binding on the Parties and shall survive termination of this MOU. Any obligation of the Parties to develop the Project shall be subject to and conditional upon the Parties entering into mutually acceptable Definitive Agreements.

9. GOVERNING LAW & JURISDICTION

This MOU shall be governed by the laws of Victoria Australia and the Parties submit to the exclusive jurisdiction of the court of Victoria Australia.

10. AMENDMENT

This MOU may only be amended by mutual written agreement between all the Parties.

11. DURATION

This MOU shall become effective upon signing of the Parties and shall continue in effect until the earlier of:

(c) the 1 months of the date this MOU is entered into; or

(d) the Parties enter into Equity and Loan Agreements.

12. CONDITIONS PRECEDENT

12.1 Effective Date

This Agreement shall be effective upon approval by each Party. Each Party shall provide to the other Party a duly executed copy of their respective approval resolution or documentation.

12.2 Shareholder Approvals

If shareholder approval is required then the Party to which this requirement is mandatory shall ensure that this is obtained to give full effect to Clause 2 of this Agreement.

13. TERMINATION

This MOU shall terminate:

(i) the date the Parties enter into definitive agreements, or on the expiry of this Agreement.

IN WITNESS WHEREOF, each of the Parties has caused this MOU to be executed by its duly authorized representative as of the date first above written.

Signed for and on behalf of:

Instacash Pty Ltd as Trustee for The Instacash Trust by its duly authorised representative

By: ……………………………

Name: …………………………… Witnessed by:

Title: …………………………… Name:

Date: ……………………………

Signed for and on behalf of:

Five Arrows Limited by its duly authorised representative

By: [signature]

Name: RICHARD NEIL WILSON Witnessed by: [signature]

Title: DIRECTOR Name: KEELMOND TAN KOK LEONG

Memorandum of Understanding

This Memorandum of Understanding (MOU) is made the 2nd day of Sept, 2013.

PARTIES:

Between:

INSTACASH PTY LTD AS TRUSTEE FOR THE INSTACASH TRUST of 3/48 McRae Street Dandenong Victoria Australia. 3175 (**"IC"**);

And:

FIVE ARROWS LIMITED Suite 201, Rogers Office Building, Edward Wallace Rey Drive, George Hill, Anguilla (**"5A"**)

Each of IC and 5A are also referred to singularly as "Party" and collectively as "Parties".

RECITALS:

A. IC is a trust registered in Victoria Australia, and undertakes the business of money lending via a registered/licensed person (Charmaine Lynn Rose). The business operates from 2 existing retail outlets in Dandenong and Traralgon. The trust has identified a need for additional funding to further the business plans and to develop the business given the new credit laws applicable in Australia for such lending.

B. 5A is an entity registered in Anguila is engaged primarily in investments in South Africa, Australia and elsewhere.

C. It is acknowledged that it is the Parties' mutual desire to develop a strategic and commercial relationship to undertake the development of the business by way of an equity position and providing loans to the business.

NOW THEREFORE the understandings and commitments of the Parties are set out as follows:

1. PURPOSE

This MOU shall serve as a framework for setting out the Parties' intentions:

(a) To enter into binding equity and loan agreements ("Agreement") containing detailed terms and conditions with respect to the take up of Equity within the Trust or other agreed Corporate Structures to further the business. The equity to be $500,000 to represent 80% of the issued equity/units and a further loan made available of $500,000 at a market interest rate. IC then to repay $200,000 to Boris Ivancic and Charmaine Lynn Rose over 6 monthly instalments.

(b) To relieve Boris Ivancic and Charmaine Rose of personal guarantees where possible and where both parties agree.

2. RELATIONS AND RESPONSIBILITIES OF THE PARTIES

2.1 Guarantees and Statements

(a) 5A guarantees and assures that it has the financial capability to undertake the Equity and Loan financing and has access to technical expertise which may be required in the course of the implementation of the Project and further, that its financial resources have been and will be obtained from reputable sources.

(b) IC guarantees and assures that it has access to expertise, has the required licences and can compliance with the financial rules and regulations covering the business and industry.

2.2. Strategic partnership

For the purpose of this MOU, "Strategic Partnership" means the conclusion of the final documentation of the Parties agreement relating to the take up of units/shares and financing requirements.

4. DUE DILIGENCE

4.1 It is understood that IC and 5A have conducted their respective over the past months and do not need further time to complete.

4.2 Further to Clause 5(b), the Parties will proceed to enter into relevant definitive agreements.

5. DEFINITIVE DOCUMENTS

5.1 Promptly after the signing of this MOU and subject to Clause 4 above, the Parties will conduct negotiations in good faith to enter into mutually agreeable

agreements which shall include but not be limited to financing agreement, and also other agreements and documentations, which define the rights and obligations of the Parties.

5.2 The Parties finalise and execute the relevant definitive agreements by 30th September 2013.

5.3 Except for a transfer to an Affiliate, no Party shall have a right to transfer or assign its rights and obligations under this MOU to any third party without prior written consent from the other Parties. The Parties shall have preferential right or the right of first refusal in relation to potential assignment.

6. CONFIDENTIALITY

6.1 All Confidential Information disclosed by the Parties to each other for purposes of this MOU, or during the course of conducting due diligence or in pursuance of other commercial strategic investment proposals shall be kept in the strictest confidence and shall only be disclosed to either Party's Board of Directors and employees, professional advisors, regulatory authorities, funding sources and financial institutions where necessary or as required by any applicable law and always on a "*need to know basis*".

6.2 No Party shall disclose any Confidential Information for any other purpose, other than for the purposes stated in this Agreement and each Party agrees to keep confidential and not to disclose to any person any Confidential Information without the other Partys' consent.

6.3 During the term of this MOU and for a period of three (3) years after the termination or expiration of this MOU, all information made available by a Party to the other Party under this MOU shall be strictly confidential.

6.4 Without prejudice to any other rights of the disclosing Party, the Parties agree that damages may not be an adequate remedy for any use or disclosure of Information by the recipient Party in breach of this Agreement and that any Party may seek an injunction, specific performance or other equitable relief for any actual or threatened breach of this Agreement in any court of competent jurisdiction.

7. COSTS

Unless otherwise agreed in writing between the Parties, each Party shall bear its own costs and expenses of participation in the financing and in carrying out the work and all other related purposes under this MOU.

8. LEGAL RELATIONS

8.1 The purpose of this MOU is to set forth the general outline of the terms and conditions of the proposed cooperation by and among the Parties and is not intended to be legally binding nor to create any legal obligation upon any Party other than as set out in Clauses 8 (b) and (c) below; provided however, Clause 5, 6, and 7 shall be binding on the Parties and shall survive termination of this MOU. Any obligation of the Parties to develop the Project shall be subject to and conditional upon the Parties entering into mutually acceptable Definitive Agreements.

9. GOVERNING LAW & JURISDICTION

This MOU shall be governed by the laws of Victoria Australia and the Parties submit to the exclusive jurisdiction of the court of Victoria Australia.

10. AMENDMENT

This MOU may only be amended by mutual written agreement between all the Parties.

11. DURATION

This MOU shall become effective upon signing of the Parties and shall continue in effect until the earlier of:

(c) the 1 months of the date this MOU is entered into; or

(d) the Parties enter into Equity and Loan Agreements.

12. CONDITIONS PRECEDENT

12.1 Effective Date

This Agreement shall be effective upon approval by each Party. Each Party shall provide to the other Party a duly executed copy of their respective approval resolution or documentation.

12.2 Shareholder Approvals

If shareholder approval is required then the Party to which this requirement is mandatory shall ensure that this is obtained to give full effect to Clause 2 of this Agreement.

13. TERMINATION

This MOU shall terminate:

(i) the date the Parties enter into definitive agreements, or on the expiry of this Agreement.

IN WITNESS WHEREOF, each of the Parties has caused this MOU to be executed by its duly authorized representative as of the date first above written.

Signed for and on behalf of:

Instacash Pty Ltd as Trustee for The Instacash Trust by its duly authorised representative

By: [signature]

Name: Charmaine Rose — Witnessed by: Ben Hepenstall

Title: Managing Director — Name: BEN HEPENSTALL

Date: 02/09/2013

Signed for and on behalf of:

Five Arrows Limited by its duly authorised representative

By: ....

Name: .... — Witnessed by:

Title: .... — Name: